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                                                                    EXHIBIT 10-K





                          UNIMED PHARMACEUTICALS, INC.

                             1991 STOCK OPTION PLAN
                      (as amended through March 29, 1996)



1. Purpose.

     The purpose of the 1991 Stock Option Plan (the "Plan") is to induce employees and directors (each an "Outside Director") of Unimed Pharmaceuticals, Inc. (the "Company") who are not employees of the Company or its present and future subsidiary corporations (each a "Subsidiary"), as defined in Section 425(f) of the Internal Revenue Code of 1986, as amended (the "Code"), to remain in the employ or service of the Company and its Subsidiaries, to attract new employees and Outside Directors and to encourage such employees and Outside Directors to secure or increase on reasonable terms their stock ownership in the Company. The Board of Directors of the Company (the "Board") believes that the granting of stock options (the "Options") under the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company by those who are or may become primarily responsible for shaping and carrying out the long range plans of the Company and securing its continued growth and financial success. Options granted hereunder are intended to be either (a) "incentive stock options" (which term, when used herein, shall have the meaning ascribed thereto by the provisions of Section 422(b) of the
Code) or (b) options which are not incentive stock options ("non-incentive stock options") or (c) a combination thereof, as determined by the Committee (the "Committee") referred to in Section 5 hereof at the time of the grant thereof.

2. Effective Date of the Plan.

     The Plan became effective on November l, 1991, by resolution of the Board, subject to ratification of the Plan by the vote of the holders of a majority of all of the outstanding shares of the common stock of the Company (the "Common Stock") present in person or by proxy at the 1992 Annual Meeting of the Stockholders of the Company, and the Plan was ratified by the Stockholders at that meeting.

3. Stock Subject to Plan.

     1,800,000 of the authorized but unissued shares of the Common Stock are hereby reserved for issue upon the exercise of Options granted under the Plan; Provided, however, that the number of


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shares so reserved may from time to time be reduced to the extent that a corresponding number of issued and outstanding shares of the Common Stock are purchased by the Company and set aside for issue upon the exercise of Options; Provided, further, however, that the number of shares issued upon the exercise of Options granted under the Plan shall be determined without giving effect to the use by a Participant of the right set forth in paragraph C of
Section 10 hereof to deliver shares of the Common Stock in payment of up to 50% of the option price with respect to an Option. If any Options expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of the Plan.

4. Administration.

     The Plan shall be administered by the Committee referred to in Section 5 hereof. Subject to the express provisions of the Plan, the Committee shall have complete authority, in its discretion, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective option agreements or certificates (which need not be identical), to determine the individuals (each a "Participant") to whom and the times and the prices at which Options shall be granted, the periods during which each Option shall be exercisable, the number of shares of the Common Stock to be subject to each Option and whether such Option shall be an incentive stock option or a non-incentive stock option and to make all other determinations necessary or advisable for the administration of the Plan. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, their present and potential contributions to the success of the Company and the Subsidiaries and such other factors as the Committee in its discretion shall deem relevant. The Committee's determination on the matters referred to in this Section 4 shall be conclusive. Any dispute or disagreement which may arise under or as a result of or with respect to any Option shall be determined by the Committee, in its sole discretion, and any interpretations by the Committee of the terms of any Option shall be final, binding and conclusive.

5. Committee.

     The Committee shall consist of two or more members of the Board both or all of whom shall be "disinterested persons" within the meaning of Rule 16b-3(c)(2)(i) promulgated under the Securities Exchange Act of 1934, as amended. The Committee shall be appointed annually by the Board, which may at any time and from time to time remove any members of the Committee, with or without cause, appoint additional members to the Committee and fill vacancies, however caused, in the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members present at a


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meeting duly called and held except that the Committee may delegate to any one of its members the authority of the Committee with respect to the grant of Options to persons who shall not be officers and/or directors of the Company. Any decision or determination of the Committee reduced to writing and signed by all of the members of the Committee (or by the member of the Committee to whom authority has been delegated) shall be fully as effective as if it had been made at a meeting duly called and held.


6. Eligibility.

     An Option may be granted only to an employee of the Company or a Subsidiary or an Outside Director of the Company. The term "employee" as used herein shall include consultants to the Company, provided bona fide services are rendered by such consultants to the Company, and such services are not in connection with the offer or sale of securities in a capital-raising transaction.

7. Option Prices.

     A. The initial per share option price of any Option which is an incentive stock option shall not be less than the fair market value of a share of the Common Stock on the date of grant; provided, however, that, in the case of a Participant who owns more than 10% of the total combined voting power of the Common Stock at the time an Option which is an incentive stock option is granted to him, the initial per share option price shall not be less than 110% of the fair market value of a share of the Common Stock on the date of grant.

     B. The initial per share option price of any Option which is a non-incentive stock option shall not be less than 85% of the fair market value of a share of the Common Stock on the date of grant; provided, however, that, in the case of a Participant who is an Outside Director, the initial per share option price shall be 100% of the fair market value of a share of the Common Stock on the date of the grant.

     C. For all purposes of the Plan, the fair market value of share of the Common Stock on any date shall be equal to (i) the closing price, as reported by NASDAQ, of the Common Stock on such date or (ii) if the Common Stock shall be listed on a national securities exchange other than the NASDAQ national market list, or any other exchange maintained by or as a part of NASDAQ, the mean between the high and low sales prices of the Common Stock on such exchange on such date. If a date is a date for which no trading is so reported, the fair market value of a share of the Common Stock on such date shall be determined as of the next preceding date for which trading is so reported.


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8. Option Term.

     A. Except as otherwise provided in paragraph A of this Section 8, Participants shall be granted options for such term as the Committee shall determine, not in excess of ten years from the date of the granting thereof; provided, however, that, in the case of a Participant who owns more than 10% of the total combined voting power of the Common Stock at the time an Option which is an incentive stock option is granted to him, the term with respect to such Option shall not be in excess of five years from the date of the granting thereof.

     B. The term of each Option granted to an Outside Director shall be ten years from the date of the granting thereof.

     C. On the date of the first meeting of the Board on or after the date on which an Outside Director has been elected to the Board for the first time, such Outside Director shall be granted an Option to purchase 10,000 shares of the Common Stock.

     D. Each Outside Director also shall be granted an Option to purchase 7,500 shares of Common Stock on August 6, 1992, and shall be granted, on the date of the meeting of the Board of Directors next following the Annual Meeting of Stockholders each year commencing in 1993 and until the expiration date of the Plan, an Option to purchase an additional 7,500 shares of Common Stock.

9.   Limitation on Amount of Incentive Stock Options Granted.

     The aggregate fair market value of the shares of the Common Stock for which any Participant may be granted Options which are incentive stock options which are exercisable for the first time in any calendar year (whether under the terms of the Plan or any other stock option plan of the Company) shall not exceed $100,000.

10.  Exercise of Options.

     A. Unless otherwise determined by the Committee at the time of the grant of any Option or subsequent to the date of any grant, a Participant may not exercise an Option during the period commencing on the date of the granting of such Option to him and ending on the day next preceding the first anniversary of such date, except as otherwise provided in Sections 10D, 10E and 12C.
Subject to the foregoing, a Participant may (i) during the period commencing on the first anniversary of the date of the granting of an Option to him and ending on the day next preceding the second anniversary of such date, exercise such Option with respect to one-quarter of the shares granted thereby minus the number of shares with respect to which such Option shall have theretofore been exercised, (ii) during the period commencing on such second anniversary and ending on the day next preceding the third anniversary of the date of the granting of such Option, exercise


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such Option with respect to one-half of the shares granted thereby minus the number of shares with respect to which such Option shall have theretofore been exercised, (iii) during the period commencing on such third anniversary and ending on the day next preceding the fourth anniversary of the date of the granting of such Option, exercise such Option with respect to three quarters of the shares granted thereby minus the number of shares with respect to which such Option shall have theretofore been exercised, and (iv) during the period commencing on such fourth anniversary, exercise such Option with respect to all of the shares granted thereby minus the number of shares with respect to which such Option shall have theretofore been exercised. The foregoing notwithstanding, each Outside Director may exercise in full the Options granted pursuant to paragraph D of Section 8 hereof commencing on the anniversary date of the date of grant.

     B. Except as hereinbefore otherwise set forth, an Option may be exercised either in whole at any time or in part from time to time.

     C. An Option may be exercised only by a written notice of intent to exercise such Option with respect to a specific number of shares of the Common Stock and payment to the Company of the amount of the option price for the number of shares of the Common Stock so specified; provided, however, that up to 50% of such payment may be made in kind by the delivery of shares of the Common Stock having a fair market value equal to the portion of the option price so paid; provided, further, however, that, subject to the requirements of Regulation T (as in effect from time to time) promulgated under the Securities Exchange Act of 1934, as amended, the Committee may implement procedures to allow a broker chosen by a Participant to make payment of all or any portion of the option price payable upon the exercise of an Option and receive, on behalf of such Participant, all or any portion of the shares of the Common Stock issuable upon such exercise.

     D. Except in the case of an Option granted to an Outside Director, the Board may, in its discretion, permit any Option to be exercised, in whole or in part, prior to the time when it would otherwise be exercisable and to extend the period during which an Option is exercisable.

     E. I. Notwithstanding the provisions of paragraph A of this Section 10, in the event that a Change in Control shall occur, then, each Option theretofore granted to any Participant which shall not have theretofore expired or otherwise been cancelled or become unexercisable shall become immediately exercisable in full. For the purposes of this paragraph E, a "Change in Control" shall be deemed to occur upon (a) the election of one or more individuals to the Board which election results in a majority of the directors of the Company consisting of individuals who have not been directors of the Company for at least two years, unless such



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individuals have been nominated as directors by three-fourths of the directors of the Company who have been directors of the Company for at least two years; (b) the execution of a definitive agreement for the sale by the Company of all or substantially all of its assets to any Person, the consolidation of the Company with any Person, the merger of the Company with any Person as a result of which the Company is not the surviving entity as a publicly held corporation; (c) the Company and/or any Person acquires, sells or transfers, in one or more transactions, related or unrelated, under circumstances whereby any Person and its Affiliates shall own, after such acquisition, sale or transfer, at least 20%, but less than 40%, of the shares of the Company having voting power for the election of directors, unless such acquisition, sale or transfer has been approved in advance by three-fourths of the directors of the Company who have been directors of the Company for at least two years; or (d) the Company and/or any Person acquires, sells or transfers, in one or more transactions, related or unrelated, under circumstances whereby any Person and its Affiliates shall own, after such acquisition, sale or transfer, at least 40% of the shares of the Company having voting power for the election of directors; or (e) a "tender offer" (as defined in Section 14(d)(1) of the Securities Exchange Act of 1934, as amended), other than a self tender by the Company, for a portion of the shares of the Company having voting power for the election of directors, which, taken together with shares owned by such acquirer, and giving effect to all rights to acquire shares, will represent ownership of at least 20% of the shares of the Company having voting power for the election of directors, unless such "tender offer" has been approved in advance by three-fourths of the directors of the Company who have been directors of the Company for at least two years. For the purposes of this division I, (A) the term "Affiliate" shall mean any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, any other Person, (B) the term "Person" shall mean any individual, partnership, firm, trust, corporation or other similar entity, and (C) when two or more Persons act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of securities of the Company, such partnership, limited partnership, syndicate or group shall be deemed a "Person".

      II. In the event that a Change of Control shall occur, then, from and after the time of such event, neither the provisions of this paragraph E nor any of the rights of any Participant thereunder shall be modified or amended in any way.

     F. Notwithstanding any other provision of the Plan to the contrary, if a Participant has effected a "hardship withdrawal" from a "401(k) Plan" maintained by the Company and/or any of the Subsidiaries, he may not exercise any Option for a period of twelve months after the date of such "hardship withdrawal". For the purposes of this paragraph F, (1) a Participant shall be deemed to




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have effected a "hardship withdrawal" from a "401(k) Plan" if he has received a distribution from such "401(k) Plan" on account of his "hardship" within the meaning of Reg. 1.401(k)-l(d)(2) promulgated under Section 401(k) of the Code and (2) a "401(k) Plan" is a profit-sharing or stock bonus plan which satisfies the requirements of Section 401(a) of the Code and includes a "qualified cash or deferred arrangement" within the meaning of Section 401(k)(2) of the Code.

11. Transferability.

     No Option shall be assignable or transferable except by will and/or by the laws of descent and distribution and, during the life of any Participant, each Option granted to him may be exercised only by him.

12. Termination of Employment or Service.

     A. In the event an employee who is a Participant leaves the employ of the Company and its Subsidiaries, whether voluntarily or otherwise but other than by reason of his death or discharge for cause, each Option theretofore granted to him which shall not have theretofore expired or otherwise been cancelled shall be exercisable to the extent it was exercisable on the date on which he shall cease to be an employee and shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of three months after the date on which he shall cease to be an employee and the date specified in such Option.

     B. In the event an Outside Director ceases to be an Outside Director, whether voluntarily or otherwise but other than by reason of his death or discharge for cause, each Option theretofore granted to him which shall not have theretofore expired or otherwise been cancelled shall be exercisable to the extent it was exercisable on the date on which he shall cease to be an Outside Director and shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of three months after the date on which he shall cease to be an Outside Director and the date specified in such Option.

     C. In the event a Participant's employment or service with the Company and its Subsidiaries terminates by reason of his death, each Option theretofore granted to him which shall not have theretofore expired or otherwise been cancelled shall become immediately exercisable in full by the person or persons to whom his rights under such Option shall pass by will or the laws of descent and distribution. Each Option which is an incentive stock option will remain in full force and effect for a period of one year from the date of death, and each Option which is a non-incentive stock option shall remain in full force and effect and exercisable by such person or persons, to the extent not


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theretofore exercised, until the date originally specified in such Option as the date on which such Option is no longer exercisable.

     D. In the event a Participant's employment or service with the Company and its Subsidiaries terminates by reason of his discharge for cause, each Option theretofore granted to him which shall not have theretofore expired or otherwise been cancelled shall terminate immediately. For the purposes of this
Section 12, a "discharge for cause" shall be deemed to occur only after a good faith determination by the Board that the termination of the employment or service by the Company and/or a Subsidiary of the Participant is necessary or desirable by reason of (i) the commission by the Participant of any act which, if successfully prosecuted by the appropriate authorities, would constitute a felony under state or federal law, (ii) the improper disclosure by the Participant of material secrets of the Company and/or a Subsidiary or (iii) the knowing violation by the Participant of the Company's and/or a Subsidiary's conflicts of interest policy, unless, in any case, the Participant performed such act, made such disclosure or violated said policy in good faith and in a manner the Participant reasonably believed to be in or not opposed to the best interests of the Company and its Subsidiaries.

13.  Adjustment of Number of Shares.

     In the event that a dividend shall be declared upon the Common Stock payable in shares of the Common Stock, the number of shares of the Common Stock then subject to any Option, the number of shares of the Common Stock reserved for issuance in accordance with the provisions of the Plan but not yet covered by an Option and the number of shares of the Common Stock to be subject to an Option to be issued to an Outside Director shall be adjusted by adding to each share the number of shares which would be distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend. In the event that the outstanding shares of the Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, sale of assets, merger or consolidation in which the Company is the surviving corporation, then, there shall be substituted for each share of the Common Stock then subject to any Option and for each share of the Common Stock reserved for issuance in accordance with the provisions of the Plan but not yet covered by an Option, the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchanged. In the case of any substitution or adjustment in accordance with the provisions of this Section 13, the option price in each stock option agreement or certificate for each share covered thereby prior to such substitution or adjustment shall be the option price for all shares




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of stock or other securities which shall have been substituted for such share or to which such share shall have been adjusted in accordance with the provisions of this Section 13. No adjustment or substitution provided for in this Section 13 shall require the Company to sell a fractional share under any stock option agreement or certificate. In the event of the dissolution or liquidation of the Company, or a merger, reorganization or consolidation in which the Company is not the surviving corporation, then, except as otherwise Provided in the second sentence of this Section 13, each Option, to the extent not theretofore exercised, shall terminate on fifteen days notice from the Company.

14. Purchase for Investment, Withholding and Waivers.

     A. Unless the shares to be issued upon the exercise of an Option by a Participant shall be registered prior to the issuance thereof under the Securities Act of 1933, as amended, such Participant will, as a condition of the Company's obligation to issue such shares, be required to give a representation in writing that he is acquiring such shares for his own account as an investment and not with a view to, or for sale in connection with, the distribution of any thereof.

     B. In the event of the death of a Participant, a condition of exercising any Option shall be the delivery to the Company of such tax waivers and other documents as the Committee shall determine.

     C. In the case of each non-incentive stock option, a condition of exercising the same shall be the entry by the Participant exercising the same into such arrangements with the Company with respect to income tax withholding as the Committee may determine.

15. No Stockholder Status.

     Neither any Participant nor his legal representatives, legatees or distributees shall be or be deemed to be the holder of any share of the Common Stock covered by an Option unless and until a certificate for such share has been issued. Upon payment of the purchase price thereof, a share issued upon exercise of an Option shall be fully paid and non-assessable.

16. No Restrictions on Corporate Acts.

     Neither the existence of the Plan nor any Option shall in any way affect the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or


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dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

17. No Employment or Service Right.

     Neither the existence of the Plan nor the grant of any Option shall require the Company or any Subsidiary to continue any Participant in the employ or service of the Company or such Subsidiary.

18. Termination and Amendment of the Plan.

     A. The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable; provided, however, that the Board may not without further approval of the holders of a majority of the shares of the Common Stock present in person or by proxy at any special or annual meeting of the stockholders increase the number of shares as to which Options may be granted under the Plan (as adjusted in accordance with the provisions of Section 13 hereof) or change the manner of determining the initial option prices.
Except as otherwise provided in Section 13 hereof, no termination or amendment of the Plan may, without the consent of the Participant to whom any Option shall theretofore have been granted, adversely affect the rights of such Participant under such Option.

     B. The provisions of this Section 18 may not be amended except by the vote of the majority of the members of the Board and by the vote of the majority of the members of the Board who are not Outside Directors, and the provisions of the Plan shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974 or the Rules and Regulations thereunder.

19. Expiration and Termination of the Plan.

     The Plan shall terminate on October 31, 2001 or at such earlier time as the Board may determine. Options may be granted under the Plan at any time and from time to time prior to its termination. Any Option outstanding under the Plan at the time of the termination of the Plan shall remain in effect until such Option shall have been exercised or shall have expired in accordance with its terms.


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